Other Income and Expenses Net - Other Income and Expenses Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Income And Expenses [Abstract]
Research and development funding	$ 231	$ 132	$ 52
Phase-out and start-up costs	(8)	(38)	(1)
Exchange gains and losses, net	8		4
Patent costs	(11)	(1)	(8)
Gain on sale of non-current assets	14	7	8
COVID-19 incremental costs	(32)	0	0
Other, net		3	(2)
Total	$ 202	$ 103	$ 53